                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      October 30, 1996
                                                      ----------------


                          Central Garden & Pet Company
                          ----------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                         0-20242             68-0275553
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  (State or other jurisdiction     (Commission File       (IRS Employer
      of incorporation)                 Number)         Identification No.)



3697 Mt. Diablo Boulevard, Lafayette, California                  94549
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code   (510) 283-4573
                                                     --------------


                                  Inapplicable
                                  ------------
          (Former name or former address if changed since last report)


Exhibit Index located on page 3

Item 5.  Other Events
         ------------

         On October 30, 1996, Central Garden & Pet Company issued a press release announcing that it is proposing to offer in a private placement $100,000,000 aggregate principal amount of Convertible Subordinated Notes (plus up to an additional $15,000,000 to cover over-allotments, if any).

Item 7.  Financial Statement and Exhibits
         --------------------------------

         (a)  Not applicable

         (b)  Not applicable

         (c)  See attached Exhibit Index.

                                 EXHIBIT INDEX



Number         Exhibit                                    Page Number
------         -------                                    -----------

99.1           Press Release dated October 30, 1996.         5

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTRAL GARDEN & PET COMPANY



                              By /s/ Robert B. Jones
                                 -------------------------------
                                 Robert B. Jones, Vice President
                                 and Chief Financial Officer

Dated:  November 5, 1996